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                                                                  Exhibit (5)(b)

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                                                                                             Annuities Service Center
                                                                                             Financial Professionals:
                                                                                             1-800-513-0805
                                                                                             Fax 1-800-576-1217
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
VARIABLE ANNUITY APPLICATION FORM                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company                                         Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

SECTION 1  OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] C Corporation*   [_] S Corporation*
[_] Other*     |________________________________________________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo-Day-Yr)              SSN/TIN
|__________________________________________________________________________| |________-___________-___________| |_______________|

  Street Address                                        City                                State                ZIP
|___________________________________________________|  |__________________________________| |________________| |________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_] Female      Birth Date (Mo-Day-Yr)              SSN/TIN
|__________________________________________________________________________| |________-___________-___________| |_______________|

  Street Address                                        City                               State                 ZIP
|___________________________________________________|  |_________________________________| |_________________|  |_______________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

Relationship to Owner: |________________________________________________________________________________________________________|

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo-Day-Yr)               SSN/TIN
|__________________________________________________________________________| |________-___________-___________| |_______________|

  Street Address                                        City                               State                ZIP
|____________________________________________________|  |_______________________________| |_________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |_____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)


PRVA-APP(5/11)                                                                                   ORD 203732 Rev (7/12) | page 1 of 8
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SECTION 2  BENEFICIARY INFORMATION

..    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

..    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.
____________________________________________________________________________________________________________________________

Name (First, Middle, Last)                [_] Male [_] Female                          Birth Date (Mo-Day-Yr)
|____________________________________________________________________________________| |_________-__________-_______________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                               %
               |________________________________________________| |_________________________________________| |_____________|
____________________________________________________________________________________________________________________________

Name (First, Middle, Last)                [_] Male [_] Female                          Birth Date (Mo-Day-Yr)
|____________________________________________________________________________________| |_________-__________-_______________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                               %
               |________________________________________________| |_________________________________________| |_____________|
____________________________________________________________________________________________________________________________

Name (First, Middle, Last)                [_] Male [_] Female                          Birth Date (Mo-Day-Yr)
|____________________________________________________________________________________| |_________-__________-_______________|

[_] Primary      Relationship                                     SSN/TIN                                      Percentage
[_] Contingent                                                                                                               %
               |________________________________________________| |_________________________________________| |_____________|

SECTION 3  ANNUITY INFORMATION
A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
     [_] YES [_] NO If yes, a State Replacement Form is required for NAIC model regulation states.

2.   WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?
     [_] YES [_] NO If yes, complete the following and submit a State Replacement Form, if required.

  Company Name                                   Policy or Annuity Number                   Year Issued
|______________________________________________| |________________________________________| |_______________________________|

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT TO BE ISSUED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*(Plan Year)   |_________________|    [_] 457(b)*(gov't. entity)
[_] 401*(Plan Year)   |________|   [_] IRA      [_] Roth IRA         [_] 403(b)*        [_] 457(b)*(501(c) tax-exempt)
[_] Other   |_____________________________________________|

*    The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|_____________________________________________________________| |___________________________________________________________|

  Employer Plan Name                                            Employer Plan Contact Name
|_____________________________________________________________| |___________________________________________________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________| |_______________________________| |_________________| |_____________|


PRVA-APP(5/11)                                                                                   ORD 203732 Rev (7/12) | page 2 of 8
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SECTION 3  ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY. Purchase Payment amounts may be restricted by Pruco Life; please see your prospectus for details.

________________________________________________________________________________________________________________________________

SOURCE OF FUNDS

[_] Non-Qualified   [_] SEP-IRA   [_] 403(b)   [_] Traditional IRA   [_] 401(a)   [_] Roth IRA   [_] 401(k)
[_] Other   |_____________________________________________|

QUALIFIED CONTRACT PAYMENT TYPE                                        NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                         Indicate type of initial estimated payment(s).

[_] Transfer...........  $ [____________]                              [_] 1035 Exchange..................  $ [____________]
[_] Rollover...........  $ [____________]                              [_] Amount Enclosed................  $ [____________]
[_] Direct Rollover....  $ [____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                         Redemption.....................  $ [____________]
    Contribution.......  $ [____________] for tax year [____________]

     If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS (ONLY ONE MAY BE CHOSEN)

Riders may not be available in all states or may vary. If elected, additional charges, age and investment restrictions may apply. Please see the prospectus for full details.

[_] Highest Daily Lifetime(R) Income 2.0
[_] Spousal Highest Daily Lifetime(R) Income 2.0

[_] Highest Daily Lifetime(R) Income 2.0 with Lifetime Income Accelerator

[_] Highest Daily Lifetime(R) Income 2.0 with Highest Daily Death Benefit
[_] Spousal Highest Daily Lifetime(R) Income 2.0 with Highest Daily Death Benefit

SECTION 4  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

A. 6 OR 12 MONTH DOLLAR COST AVERAGING (DCA) PROGRAM - PLEASE SEE THE PROSPECTUS FOR DETAILS ON THIS PROGRAM.

If not enrolling in 6 or 12 Month DCA, proceed to Section 4B.

If enrolling in 6 or 12 Month DCA, check the applicable box and proceed to Section 4B to select the Portfolios to which your DCA transfers will be allocated. You may not participate in both the 6 and 12 Month DCA at the same time.

6 OR 12 MONTH DCA MAY NOT BE AVAILABLE IN ALL STATES.

[_] 6 Month DCA [____________] % of purchase payment OR [_] 12 Month DCA [____________] % of purchase payment

If you choose to allocate less than 100% of your purchase payment to the 6 or 12 month DCA program, the remaining percentage of your purchase payment will be allocated to the investments you select in Section 4B.


PRVA-APP(5/11)                                                                                   ORD 203732 Rev (7/12) | page 3 of 8
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SECTION 4  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

B. INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL BENEFIT IN SECTION 3D, you must choose from ONE of the following three options:

     1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

     2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2); OR

     3.   CUSTOM PORTFOLIOS PROGRAM: You must allocate at least 30% among the individual portfolios listed in BOX 3 and the remaining percentage among the individual portfolios listed in BOX 2 and BOX 4 in any percent combinations. The Custom
          Portfolios Program will automatically be rebalanced quarterly to the allocations selected.

IF YOU ARE NOT ELECTING AN OPTIONAL BENEFIT, you may pick one of the Prudential Portfolio Combinations in Box 1; OR allocate among any of the portfolios listed in BOXES 2, 3, or 4 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - Available for options 1 or 2 above or if you are NOT electing an optional benefit.

[_] Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

    Day of the Month (1st - 28th) __________ Rebalancing Frequency: [_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually

BOX 1 | PRUDENTIAL PORTFOLIO COMBINATIONS

[_] COMBINATION 1                         [_] COMBINATION 2                             [_] COMBINATION 3
25% AST Capital Growth Asset Allocation   25% AST FI Pyramis(R) Asset Allocation        30% AST Wellington Management Hedged Equity
25% AST Franklin Templeton Founding       25% AST J.P. Morgan Global Thematic           20% AST BlackRock Global Strategies
    Funds Allocation                      25% AST First Trust Capital Appreciation      20% AST Academic Strategies Asset
20% AST New Discovery Asset Allocation        Target                                        Allocation
30% AST First Trust Capital Appreciation  25% AST Advanced Strategies                   30% AST Advanced Strategies
    Target

[_] COMBINATION 4                         [_] COMBINATION 5                             [_] COMBINATION 6
40% AST T. Rowe Price Asset Allocation    30% AST T. Rowe Price Asset Allocation        20% AST CLS Moderate Asset Allocation
35% AST Balanced Asset Allocation         20% AST CLS Moderate Asset Allocation         35% AST Schroders Multi-Asset World
25% AST First Trust Balanced Target       15% AST Schroders Global Tactical                 Strategies
                                          10% AST First Trust Balanced Target           30% AST Academic Strategies Asset
                                          25% AST Advanced Strategies                       Allocation
                                                                                        15% AST J.P. Morgan Strategic Opportunities

[_] COMBINATION 7                         [_] COMBINATION 8                             [_] COMBINATION 9
30% AST T. Rowe Price Asset Allocation    50% AST Preservation Asset Allocation         25% AST Preservation Asset Allocation
70% AST Preservation Asset Allocation     20% AST Horizon Moderate Asset Allocation     75% AST J.P. Morgan Strategic Opportunities
                                          30% AST J.P. Morgan Strategic Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the
AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your
Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 | ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                  TACTICAL                                     ALTERNATIVE
[____] AST Balanced Asset Allocation         [____] AST CLS Moderate Asset Allocation     [____] AST Academic Strategies Asset
[____] AST Capital Growth Asset Allocation   [____] AST Horizon Moderate Asset                   Allocation
[____] AST FI Pyramis(R) Asset Allocation           Allocation                            [____] AST Advanced Strategies
[____] AST Franklin Templeton Founding       [____] AST J.P. Morgan Global Thematic       [____] AST BlackRock Global Strategies
       Funds Allocation                      [____] AST Schroders Global Tactical         [____] AST J.P. Morgan Strategic
[____] AST New Discovery Asset Allocation    QUANTITATIVE                                        Opportunities
[____] AST Preservation Asset Allocation     [____] AST First Trust Balanced Target       [____] AST Schroders Multi-Asset World
[____] AST T. Rowe Price Asset Allocation    [____] AST First Trust Capital Appreciation         Strategies
                                                    Target                                [____] AST Wellington Management Hedged
                                                                                          Equity

                                                                                                              BOX 2 TOTAL [____] %
BOX 3 | BOND PORTFOLIOS %

[____] AST Lord Abbett Core Fixed Income     [____] AST Prudential Core Bond
[____] AST Neuberger Berman Core Bond        [____] AST Western Asset Core Plus Bond
[____] AST PIMCO Total Return Bond                                                                            BOX 3 TOTAL [____] %

                                                                                                                       (Continued)

PRVA-APP(5/11)                                                                                   ORD 203732 Rev (7/12) | page 4 of 8
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SECTION 4  INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (CONTINUED)

BOX 4 | ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                          MID-CAP GROWTH                              SMALL-CAP VALUE
[____] AST Goldman Sachs Concentrated     [____] AST Goldman Sachs Mid-Cap Growth     [____] AST Goldman Sachs Small-Cap Value
       Growth                             [____] AST Neuberger Berman Mid-Cap Growth  [____] AST Small-Cap Value
[____] AST Jennison Large-Cap Growth      MID-CAP VALUE                               INTERNATIONAL EQUITY
[____] AST Marsico Capital Growth         [____] AST Mid-Cap Value                    [____] AST International Growth
[____] AST MFS Growth                     [____] AST Neuberger Berman / LSV           [____] AST International Value
[____] AST T. Rowe Price Large-Cap Growth        Mid-Cap Value                        [____] AST JP Morgan International Equity
LARGE-CAP BLEND                           FIXED INCOME                                [____] AST MFS Global Equity
[____] AST QMA US Equity Alpha            [____] AST High Yield                       [____] AST Parametric Emerging Markets Equity
LARGE-CAP VALUE                           [____] AST Money Market                     SPECIALTY PORTFOLIO
[____] AST BlackRock Value                [____] AST PIMCO Limited Maturity Bond      [____] AST Cohen & Steers Realty
[____] AST Goldman Sachs Large-Cap Value  [____] AST T. Rowe Price Global Bond        [____] AST Global Real Estate
[____] AST Jennison Large-Cap Value       [____] AST Western Asset Emerging Markets   [____] AST T. Rowe Price Natural Resources
[____] AST Large-Cap Value                       Debt
[____] AST MFS Large-Cap Value            SMALL-CAP GROWTH
[____] AST T. Rowe Price Equity Income    [____] AST Federated Aggressive Growth
                                          [____] AST Small-Cap Growth
                                                                                                               BOX 4 TOTAL [____] %

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   CUMULATIVE (TOTAL 100%) [____] %

SECTION 5  E-DOCUMENTS

By providing my e-mail address below, and my signature in  Section 9 of this application, I consent to receive and  accept documents electronically during the duration  of my  variable annuity  contract. These  documents include,  but are  not limited  to: account statements, confirmations, privacy notices, tax documents, prospectuses and prospectus supplements, annual and semi-annual reports, proxy statements, and correspondence.  This consent will continue unless and until I  revoke my consent by  notifying Prudential at which time I will begin  receiving paper documents by mail.  I understand that e-mail notifications  will be sent to me,  indicating that  documents are  available, and  will include  instructions on  how to  quickly and  easily access  the documents  by going  to
Prudential's website.

Certain  types of correspondence may still be  delivered to you  by paper mail.  Registration on Prudential's website is  required for  electronic delivery.  There are  no fees  charged by Prudential for  the e-Documents service or for paper documents. You must have a computer with Internet access, an active e-mail account, and Adobe Acrobat Reader to view your  documents electronically. You can download Adobe Acrobat at no charge. See your Internet Service Provider for any other access fees that may apply.

E-mail Address |___________________________________________________________________________________________________________________|

SECTION 6  FINANCIAL PROFESSIONAL AUTHORIZATION

IF NOT CHECKED we will assume that your answers are "YES" to Perform Contract Maintenance and Provide Investment/Allocation
Instructions. For definitions, see Definitions and Disclosures.

DO YOU AUTHORIZE your Financial Professional to perform any of the designated activities below? [_] Yes [_] No
Please indicate what designated activities you authorize your Financial Professional to have:

 [_] PERFORM CONTRACT MAINTENANCE  [_] PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS

PRVA-APP(5/11)                                                                                  ORD 203732 Rev (7/12) | page 5 of 8
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SECTION 7  ADDITIONAL INFORMATION

IF NEEDED FOR:  . Special Instructions   . Beneficiaries     . Contingent Annuitant (for custodial business only)
                . Annuity Replacement    . Entity Authorized Individuals

|_________________________________________________________________________________________________________________________________|

|_________________________________________________________________________________________________________________________________|

SECTION 8 NOTICES & DISCLAIMERS

ALASKA: All statements and descriptions in an application for an   MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR
insurance policy or annuity contract, or in negotiations for the   MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE
policy or contract, by or in behalf of the insured or annuitant,   OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT,
shall be considered to be representations and not warranties.      FINES OR A DENIAL OF INSURANCE BENEFITS.
Misrepresentations, omissions, concealment of facts, and
incorrect statements may not prevent a recovery under the policy   MARYLAND: Any person who knowingly or willfully presents a false
or contract unless either (1) fraudulent; (2) material either to   or fraudulent claim for payment of a loss or benefit or who
the acceptance of the risk, or to the hazard assumed by the        knowingly or willfully presents false information in an
insurer; or (3) the insurer in good faith would either not have    application for insurance is guilty of a crime and may be
issued the policy or contract, or would not have issued a policy   subject to fines and confinement in prison.
or contract in as large an amount, or at the same premium or
rate, or would not have provided coverage with respect to the      NEW JERSEY: Any person who includes any false or misleading
hazard resulting in the loss, if the true facts had been made      information on an application for an insurance policy is subject
known to the insurer as required either by the application for     to criminal and civil penalties.
the policy or contract or otherwise.
                                                                   NORTH CAROLINA: NORTH CAROLINA RESIDENTS MUST RESPOND TO THIS
ARIZONA: Upon written request an insurer is required to provide,   QUESTION:
within a reasonable time, factual information regarding the
benefits and provisions of the annuity contract to the contract    1. Did you receive a prospectus for this annuity? [_] YES [_] NO owner.
                                                                   2. Do you believe the annuity meets your financial objectives
If for any reason you are not satisfied with this contract, you       and anticipated future financial needs? [_] YES [_] NO
may return it to us within 10 days (or 30 days for applicants 65
or older) of the date you receive it. All you have to do is take   OHIO: Any person who, with intent to defraud or knowing that he
it or mail it to one of our offices or to the representative who   is facilitating a fraud against an insurer, submits an
sold it to you, and it will be canceled from the beginning. If     application or files a claim containing a false or deceptive
this is not a variable contract, any monies paid will be           statement is guilty of insurance fraud.
returned promptly. If this is a variable contract, any monies
paid will be returned promptly after being adjusted according to   OKLAHOMA: WARNING - Any person who knowingly, and with intent to
state law.                                                         injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete
CALIFORNIA: If any Participant(s)/Owner(s) (or Annuitant for       or misleading information is guilty of a felony.
entity-owned contracts) is age 60 or older, you are required to
complete the "Important Information for Annuities Issued or        OREGON and VERMONT: - Any person who knowingly presents a
Delivered in California" form.                                     materially false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under
COLORADO: It is unlawful to knowingly provide false, incomplete,   state law.
or misleading facts or information to an insurance company for
the purpose of defrauding or attempting to defraud the company.    PENNSYLVANIA: Any person who knowingly and with intent to
Penalties may include imprisonment, fines, denial of insurance,    defraud any insurance company or other person files an
and civil damages.                                                 application for insurance or statement of claim containing any materially false information or conceals for the purpose of
Any insurance company or agent of an insurance company who         misleading, information concerning any fact material thereto
knowingly provides false, incomplete, or misleading facts or       commits a fraudulent insurance act, which is a crime and
information to a policy holder or claimant for the purpose of      subjects such person to criminal and civil penalties.
defrauding or attempting to defraud the policy holder or
claimant with regard to a settlement or award payable from         TENNESSEE, VIRGINIA, and WASHINGTON: It is a crime to knowingly
insurance proceeds shall be reported to the Colorado Division of   provide false, incomplete or misleading information to an
Insurance within the Department of Regulatory Agencies.            insurance company for the purpose of defrauding the company.
                                                                   Penalties include imprisonment, fines, and denial of insurance
FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE,       benefits.
DEFRAUD OR DECEIVE ANY INSURER, FILES A STATEMENT OF CLAIM OR AN
APPLICATION CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING         ALL OTHER STATES: Any person who knowingly and willfully
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.             presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false
KENTUCKY: Any person who knowingly and with intent to defraud      information in an application for insurance is guilty of a crime
any insurance company or other person files an application for     and may be subject to fines and confinement in prison.
insurance containing any materially false information or
conceals, for the purpose of misleading, information concerning any fact material thereto commits a

PRVA-APP(5/11)                                                                                  ORD 203732 Rev (7/12) | page 6 of 8
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SECTION 9 OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[_]  By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc
     (the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

..    I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

..    I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

..    I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

..    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

..    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

..    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and

..    I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

..    I acknowledge that I have received a current prospectus for this annuity; and

..    Amounts allocated to an MVA Option may be subject to a Market Value Adjustment if withdrawn or transferred at any time other than during the 30 day period prior to the MVA Option's Maturity Date. See prospectus for details.

Note: For Trusts, Corporations or other Entity-owned Applications: This application must be accompanied by a completed Certificate of Entity Ownership Form.

BY SIGNING BELOW AND HAVING ENTERED AN E-MAIL ADDRESS IN SECTION 5, E-DOCUMENTS, I AM PROVIDING MY INFORMED CONSENT TO RECEIVE
STANDARD REGULATORY DOCUMENTS AND OTHER DOCUMENTS LISTED IN SECTION 5 BY ELECTRONIC DELIVERY.

REQUIRED        State where signed   |_______________________________________________|

                 (IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE
                 REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.


SIGN HERE        |_______________________________________________________________|   |__________________ -___________  -___________|
                   Owner's Signature                                                   Month              Day            Year

TITLE (IF ANY)   |_______________________________________________________________|
                   If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE        |_______________________________________________________________|   |__________________ -___________  -___________|
                   Co-Owner's Signature                                                Month              Day            Year


SIGN HERE        |_______________________________________________________________|   |__________________ -___________  -___________|
                   Annuitant Signature (if different from Owner)                       Month              Day            Year


PRVA-APP(5/11)                                                                                   ORD 203732 Rev (7/12) | page 7 of 8
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SECTION 10  FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

  Name (First, Middle, Last)                                                                                     Percentage
                                                                                                                                 %
|_________________________________________________________________________________________________________| |___________________|

  ID Number                                  Telephone Number                            E-mail
|__________________________________________||__________________________________________|__________________________________________|

  Name (First, Middle, Last)                                                                                     Percentage
                                                                                                                                 %
|_________________________________________________________________________________________________________| |___________________|

  ID Number                                  Telephone Number                             E-mail

|__________________________________________||__________________________________________||_________________________________________|

B. BROKER/DEALER

Name |____________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

1. Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
   [_] Yes [_] No

2. Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
   [_] Yes [_] No  If yes, submit a State Replacement Form, if required.

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I ACKNOWLEDGE
THAT PRUCO LIFE WILL RELY ON THIS STATEMENT.

SIGN HERE        |_______________________________________________________________|   |___________________-_____-___________________|
                   Financial Professional Signature                                   Month     Day      Year


SIGN HERE        |_______________________________________________________________|   |___________________-______-__________________|
                   Financial Professional Signature                                   Month     Day      Year

FOR BROKER/DEALER USE ONLY        |______________________________________________|   |___________________-______-__________________|
                                             Networking No.                           Annuity No. (If established)

PRVA-APP(5/11)                                                                                               ORD 203732| page 8 OF 8

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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for           E-DOCUMENTS: If the e-Documents service is elected, the Owner(s)
explanations of any of the terms used, or contact Pruco Life       will not receive paper documents, unless paper documents are
with any questions.                                                specifically requested. You must include the e-mail address of the Owner(s) who will be notified by e-mail when documents are
ANNUITY COMMENCEMENT DATE: The Annuity Date will be the first      available for viewing on the Prudential Web site. You may update
day of the month following the 95th birthday of the oldest of      your subscription information, change your e-mail address, and
any Owner, Co-Owner or Primary Annuitant. If you would like to     revoke consent or obtain a paper copy of any document by
elect an earlier Annuity Date, you may do so once the contract     contacting ANNUITIES SERVICE CENTER at 1-800- 513-0805 or by
is issued by completing an Annuity Change Form.                    e-mail at SERVICE@PRUDENTIAL.COM. The availability of certain
                                                                   e-Documents may be subject to change. Pruco Life will notify you
AUTHORIZATION: In Section 6, you may grant or deny your            regarding changes to the types of documents offered
Financial Professional access to your Annuity Contract             electronically for viewing.
Information and give that person the ability to perform the
activities you have selected.                                      Consent will be withdrawn upon due proof of your death, if all of your contracts are fully surrendered or when you notify us
Neither Pruco Life nor any person authorized by Pruco Life will    that you are revoking your consent to e-Documents service.
be responsible for, and you agree to indemnify and hold Pruco
Life harmless from and against, any claim, loss, taxes,            INVESTMENT SELECTION: Pyramis is a registered service mark of
penalties or any other liability or damages in connection with,    FMR LLC. Used under license.
or arising out of, any act or omission if we acted on an
authorized individual's instructions in good faith and in          IRS CODE 501: Section of the Internal Revenue Code that
reliance on this Authorization.                                    generally exempts certain corporations and trusts from Federal income tax. This exemption covers charitable organizations.
THE DESIGNATED ACTIVITIES ARE DEFINED AS FOLLOWS:
                                                                   TAX REPORTING AND WITHHOLDING STATEMENT: There may be tax
1.   PERFORM CONTRACT MAINTENANCE                                  implications as a result of certain cash distributions,
                                                                   including systematic withdrawals, and the request(s) (including
     "Contract Maintenance" is currently limited to the            tax reporting and withholding) cannot be reversed once
     following: changes to the Address-of-Record for the           processed.
     Owner(s), increasing or decreasing systematic investment
     amounts under a Systematic Investment program or              Federal and some state laws require that Pruco Life withhold
     termination of a Systematic Investment program and            income tax from certain cash distributions, unless the recipient
     increasing or decreasing systematic withdrawal amounts        requests that we not withhold. You may not opt out of
     under a Systematic Withdrawal program or termination of a     withholding unless you have provided Pruco Life with a U.S.
     Systematic Withdrawal program. Additional maintenance         residence address and a Social Security Number/Taxpayer
     activities may be available in the future.                    Identification Number.

2.   PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS                    If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income Tax
     "Investment/Allocation Instructions" includes all             before the date payment must be made, the legal requirements are
     activities which affect the investment of your Contract       for us to withhold tax from such payment.
     Value in the Sub-Accounts available (consult your current
     prospectus). These activities include transfers between       If you elect not to have tax withheld from a distribution or if
     Sub-Accounts; initiating, terminating or making changes to    the amount of Federal Income Tax withheld is insufficient, you
     allocation instructions, where applicable, for Optional       may be responsible for payment of estimated tax. You may incur
     Programs such as Systematic Withdrawals, Automatic            penalties under the estimated tax rules if your withholding
     Rebalancing, Dollar Cost Averaging and Fixed Option           estimated tax payments are not sufficient. For this purpose you
     renewal.                                                      may wish to consult with your tax advisor.

This authorization may be revoked by calling 1-800-513-0805.       Some states have enacted State tax withholding. Generally,
Proper identification of the caller will be required to revoke     however, an election out of Federal withholding is an election
this authorization. Note: This Section cannot be used for Third    out of State withholding.
Party Investment Advisor authorizations.
                                                                   SITUS RULES: Contracts solicited, signed and issued outside of
BENEFICIARIES                                                      the client's resident state require that a fully completed Situs
                                                                   Form be submitted with the application. In the event that the
..    The Owner reserves the right to change the Beneficiary        financial professional is licensed in both the client's resident
     unless the Owner notifies Pruco Life in writing that the      state and the state of solicitation, and where the Situs Form
     Beneficiary designation is irrevocable.                       criteria is not applicable, the annuity may be issued in the client's resident state. The Additional Information Section of
..    If an Attorney-in-Fact signs the enrollment, the              the application should be noted to reflect that the contract
     Attorney-in-Fact may only be designated as a Beneficiary if   should be issued in the client's resident state and not the
     the Power-of-Attorney instrument and the relevant state law   state of signing.
     permit it.
                                                                   Please note that all state specific requirements apply to the
DEATH BENEFIT: Death benefit proceeds are payable in equal         state in which the contract is being issued.
shares to the surviving Beneficiaries in the appropriate
Beneficiary class unless you request otherwise.                    We may apply certain limitations, restrictions, and/or standards as a condition of our issuance of an Annuity and/or acceptance
The death benefit under Pruco Life becomes payable to the          of Purchase Payments.
designated Beneficiary upon first death of any Owner. For
Entity-Owned Annuities, the death benefit is paid upon the death   We have the right to reject this application.
of the Annuitant unless a Contingent Annuitant has been named.
                                                                   Prudential Annuities, Prudential, the Prudential logo and the
You should be aware that currently, federal law does not           Rock symbol are service marks of Prudential Financial, Inc. and
recognize same sex civil union partners, domestic partners or      its related entities.
same sex spouses as spouses under federal law. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's
"spousal continuance" provision. Same sex spouses are encouraged to consult a tax advisor prior to purchasing this annuity.

TRANSACTION CONFIRMATIONS: We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Premium Based Charge, Electronic Fund Transfer, Systematic Withdrawal/ Required Minimum Distribution/72(t)/72(q) programs, Auto Rebalancing, and Dollar Cost Averaging in quarterly statements instead of confirming those transactions immediately.
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